FLEXIBLE PREMIUM VARIABLE ANNUITY - L

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement Dated October 1, 2007

to the

Prospectus dated August 10, 2007

REMOVAL OF FIXED ACCOUNT LIMITATIONS

Effective immediately, we are withdrawing our Fixed Account Limitations Supplement dated August 10, 2007.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Flexible Premium Variable Annuity - L dated August 10, 2007